AMENDMENT NO. 1
                         TO WAREHOUSING CREDIT AGREEMENT

                         (American Finance Group, Inc.)

                  THIS AMENDMENT NO. 1 TO WAREHOUSING CREDIT AGREEMENT dated as of December 10, 1999 (the "Amendment"), is entered into by and among AMERICAN FINANCE GROUP, INC., a Delaware corporation ("Borrower"), the banks, financial institutions and institutional lenders from time to time party hereto and defined as Lenders herein and FIRST UNION NATIONAL BANK ("FUNB") as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                    RECITALS

         A. Borrower, Lenders and Agent entered into that Warehousing Credit Agreement dated as of December 15, 1998 (the "Credit Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.

         B. Borrower desires to amend the Credit Agreement to extend the Commitment Termination Date to April 21, 2000 and to decrease the aggregate Commitments set forth on Schedule A to the Credit Agreement from $60,000,000 to $50,000,000.

         C. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW,  THEREFORE,   in  consideration  of  the  foregoing  Recitals  and
intending to be legally bound, the parties hereto agree as follows:

         Section 1.  Amendments.

                            1.1 COMMITMENT.  The definition of "Commitment"  set
forth in Section 1.1 of the Credit Agreement is amended by deleting Schedule A in its entirety and replacing such schedule with a new Schedule A in the form attached to this Amendment as Attachment I.

                            1.2 COMMITMENT  TERMINATION  DATE. The definition of
"Commitment Termination Date" set forth in Section 1.1 of the Credit Agreement is deleted in its entirety and is replaced with the following:

         "Commitment Termination Date" means April 21, 2000.

         SECTION 2.  LIMITATIONS ON  AMENDMENTS.

                            2.1 The  amendments  set forth in Section 1,  above,
are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

                           2.2 This Amendment  shall be construed in connection
with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

                            (a)   Immediately   after  giving   effect  to  this
Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date which shall be true as of such different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

                            (b) Borrower has the  corporate  power and authority
to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

                            (c) The certificate of incorporation of Borrower and
the bylaws of Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

                            (d) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

                            (e) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the certificate of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

                            (f) The  execution  and delivery by Borrower of this
Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

                            (g)  This  Amendment  has  been  duly  executed  and
delivered by Borrower and is the binding Obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

          SECTION 4. REAFFIRMATION. Borrower hereby reaffirms its Obligations under each Loan Document to which it is a party.

          SECTION 5. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of :

                            (a) The  execution  and delivery of this  Amendment,
whether the same or different copies, by Borrower and each Lender to Agent; and

                            (b) The  execution  and delivery by PLMI to Agent of
the Acknowledgment of Amendment and Reaffirmation of Guaranty attached to this Amendment.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          SECTION 7. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

          SECTION 8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                       AMERICAN FINANCE GROUP, INC.


                               By: /s/Susan Santo

                                Title: Secretary

LENDERS                        FIRST UNION NATIONAL BANK

                               By:    /s/Bill A. Shirley
                               Title: Senior Vice President

                             EUROPEAN AMERICAN BANK

                               By:    /s/Robert W. Peck
                              Title: Vice President

                                  IMPERIAL BANK

                               By: /s/Kevin Coonan

                              Title: Vice President

                               MEES PIERSON, N.V.

                               By:   /s/B.M. Kool
                               Title:


AGENT                          FIRST UNION NATIONAL BANK , as Agent

                               By:     /s/Bill A. Shirley
                               Title:  Senior Vice President